SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

RAVE RESTAURANT GROUP, INC.
(Name of Registrant as Specified in its Charter)
___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Mark E. Schwarz Chairman of the Board	RAVE Restaurant Group, Inc. 3551 Plano Parkway The Colony, TX 75056 www.raverg.com

Clinton J. Coleman
Interim Chief Executive Officer

To our Shareholders:

We are pleased to invite you to the 2016 Annual Meeting of Shareholders of RAVE Restaurant Group, Inc. to be held at the Holiday Inn Plano-The Colony, Meeting Room A, 4301 Paige Road, The Colony, Texas 75056, on Tuesday, November 15, 2016, at 10:00 a.m., local time.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important.  Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. To vote your shares, you may use the enclosed proxy card, vote via the Internet or telephone or attend the Annual Meeting and vote in person.  On behalf of our board of directors, we urge you to complete, sign, date and return the enclosed proxy card, or vote via the Internet or telephone, even if you currently plan to attend the Annual Meeting. This will help to ensure your representation at the Annual Meeting.  Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in RAVE Restaurant Group, Inc.

Sincerely,

Mark E. Schwarz Chairman of the Board	Clinton J. Coleman Interim Chief Executive Officer

RAVE RESTAURANT GROUP, INC.
3551 PLANO PARKWAY
THE COLONY, TEXAS 75056
(469) 384-5000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date:                    10:00 a.m., local time, on Tuesday, November 15, 2016.

Place:                                    Holiday Inn Plano-The Colony
Meeting Room A
4301 Paige Road
The Colony, Texas 75056

Items of Business	(1)	To elect six directors to hold office until the next Annual Meeting of shareholders or until their respective successors have been elected and qualified;

(2)	To conduct an advisory vote on a resolution approving the Company's compensation of its named executive officers;

(3)	To ratify the appointment of Montgomery Coscia Greilich LLP as the Company's independent registered public accounting firm for fiscal year 2017; and

(4)	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Adjournments and
Postponements:	Any action on the items of business described above may be considered at the Annual Meeting on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote only if you were a shareholder of the Company as of the close of business on September 23, 2016 (the "Record Date"). At the close of business on the Record Date, there were 10,656,551 outstanding shares of common stock, $.01 par value per share (the "Common Stock"), of the Company. No other class of securities of the Company is entitled to notice of, or to vote at, the Annual Meeting.

Meeting Admission:	You are entitled to attend the Annual Meeting only if you were a Company shareholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. You should be prepared to offer proof of identification for admittance. If you are a shareholder of record or hold your shares through the Pizza Inn, Inc. 401(k) Plan, we may verify your ownership as of the Record Date prior to admitting you to the meeting. If you are not a shareholder of record but hold your shares through a broker, trustee or nominee (i.e., in "street name"), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to September 23, 2016, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership. The Company may refuse admission to the Annual Meeting to anyone who does not provide proper identification upon request.

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Voting:	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and submit your proxy or voting instructions as soon as possible. You may submit your proxy or voting instructions by completing, signing, dating and returning your proxy card in the pre-addressed envelope provided or, in most cases, by using the telephone or Internet. For specific instructions on how to vote your shares, please refer to the section entitled "Questions and Answers – Voting Information" in the accompanying Proxy Statement and the instructions on the accompanying proxy card.

By order of the Board of Directors, Mark E. Schwarz Chairman of the Board The Colony, Texas October 4, 2016

This Notice of Annual Meeting and Proxy Statement and form of proxy are first being distributed on or about October 4, 2016.

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PROXY STATEMENT
FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 15, 2016

RAVE Restaurant Group, Inc., a Missouri corporation (the "Company"), is soliciting proxies to be voted at its 2016 Annual Meeting of Shareholders to be held at the Holiday Inn Plano-The Colony, Meeting Room A, 4301 Paige Road, The Colony, Texas 75056, on Tuesday, November 15, 2016, at 10:00 a.m., local time, and at any postponement or adjournment thereof.  This Proxy Statement and the enclosed form of proxy are first being sent or given to the Company's shareholders on or about October 4, 2016.

QUESTIONS AND ANSWERS
Proxy Materials

1.             Why am I receiving these materials?
The board of directors (the "Board") of the Company is providing these proxy materials to you in connection with the Company's 2016 Annual Meeting of Shareholders, which is scheduled to take place on Tuesday, November 15, 2016, at 10:00 a.m., local time.  As a shareholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this Proxy Statement.

2.             What information is contained in this Proxy Statement?
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and Board committees, the compensation of directors and executive officers and other required information.

3.             How may I obtain the Company's Form 10-K and other financial information?
A copy of our 2016 Annual Report, which includes our Form 10-K for the fiscal year ended June 26, 2016, is enclosed.  Shareholders may request another free copy of our 2016 Annual Report from:
RAVE Restaurant Group, Inc.
Attn: Investor Relations
3551 Plano Parkway
The Colony, TX 75056
(800) 880-9955

Alternatively, current and prospective investors can access the 2016 Annual Report on the Investor Relations page of our web site at www.raverg.com.

We will also furnish any exhibit to the Form 10-K, if specifically requested.

4.             How may I obtain a separate set of proxy materials?
If you share an address with another shareholder, you may receive only one set of proxy materials (including our 2016 Annual Report) unless you have provided contrary instructions.  If you hold shares beneficially in "street name" and you wish to receive a separate set of proxy materials in the future, please contact:
Broadridge Financial Solutions, Inc.
(800) 542-1061

5.             How may I request a single set of proxy materials for my household?
If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write us at the address shown in the answer to Question 3 above and request that a single set of proxy materials be sent to your household in the future.

6.             How may I request an electronic copy of the proxy materials?
You may sign up for future electronic delivery of proxy materials at www.proxyvote.com by using your control number and following the instructions online.

7.             What should I do if I receive more than one set of proxy materials?
Under certain circumstances, you may receive more than one set of proxy materials, including multiple copies of this Proxy Statement and multiple proxy cards.  For example, if you hold your shares in more than one brokerage account, you may receive a proxy card for each such brokerage account.  If you are a shareholder of record and your shares are registered in more than one name, or variation of a name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card that you receive.

Voting Information

8.             What matters will be acted on at the Annual Meeting?
The matters scheduled to be acted on at the Annual Meeting are:

(1)	The election of six directors to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified;

(2)	The conduct of an advisory vote on a resolution approving the Company's compensation of its named executive officers;

(3)	The ratification of the appointment of Montgomery Coscia Greilich LLP as the Company's independent registered public accounting firm for fiscal year 2017; and

(4)	The transaction of such other business as may properly come before the meeting or any postponement or adjournment thereof. (See Question 17, "What happens if additional matters are presented at the meeting?")

9.             How does the Board recommend that I vote?
Our Board recommends that you vote your shares:
•	"FOR" the election of all director nominees;
•	"FOR" the resolution approving the Company's compensation of its named executive officers; and
•	"FOR" the ratification of the appointment of Montgomery Coscia Greilich LLP as the Company's independent registered public accounting firm for fiscal year 2017.

10.          What shares can I vote?
Each share of the Common Stock issued and outstanding as of the close of business on September 23, 2016 (the "Record Date") is entitled to be voted on all items being voted on at the meeting.  You may vote or direct the vote of all shares you own as of the Record Date, including (1) shares held directly in your name as the shareholder of record, and (2) shares for which you are the beneficial owner through a broker, trustee or nominee such as a bank.  On the Record Date, there were 10,656,551 shares of the Common Stock issued and outstanding.

11.          How can I vote my shares in person at the meeting?
Shares held in your name as the shareholder of record may be voted in person at the meeting.  Shares held beneficially in "street name" may be voted in person at the meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

12.          How can I vote my shares without attending the meeting?
Whether you hold shares directly as the shareholder of record or beneficially in "street name," you may direct how your shares are voted without attending the meeting.  If you are a shareholder of record, you may vote by submitting a proxy as described below.  If you hold shares beneficially in "street name," you may vote by submitting voting instructions to your broker, trustee or nominee.  For directions on how to vote, please refer to the instructions below and those included on your proxy card, or the voting instruction card provided by your broker, trustee or nominee, as applicable.

By Mail – Shareholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes.  Beneficial holders may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, trustees or nominees and mailing them in the accompanying pre-addressed envelopes.

By Internet – Shareholders of record with Internet access may submit proxies by following the "Vote by Internet" instructions on their proxy cards.  Most shareholders who hold shares beneficially in "street name" may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustees or nominees.  Please check the voting instruction card for Internet voting availability.

By Telephone – Shareholders of record who live in the United States may submit proxies by following the "Vote by Telephone" instructions on their proxy cards.  Most shareholders who hold shares beneficially in "street name" and live in the United States may vote by telephone by calling the number specified on the voting instruction cards provided by their brokers, trustees or nominees.  Please check the voting instruction card for telephone voting availability.

13.          What is the deadline for voting my shares?
If you hold the shares as the shareholder of record, your proxy must be received before the polls close at the meeting.  If you hold shares beneficially in "street name" with a broker, trustee or nominee, please follow the voting instructions provided by your broker, trustee or nominee.

14.          May I change my vote?
You may change your vote at any time prior to the vote at the meeting.  If you are a shareholder of record, you may change your vote in one of three ways: (1) by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (2) by providing a written notice of revocation to the Corporate Secretary at the Company's corporate office address prior to your shares being voted, or (3) by attending the meeting and voting in person.  Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically make that request.  For shares you hold beneficially in "street name," you may change your vote by submitting new voting instructions to your broker, trustee or nominee or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

15.          Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

16.          How are votes counted and what is the voting requirement to approve each of the proposals?
A majority of the outstanding shares entitled to vote at the meeting, represented in person or by proxy, constitutes a quorum at the meeting.  If a quorum is not present, in person or by proxy, the meeting may be postponed or adjourned from time to time until a quorum is obtained.  Each outstanding share of Common Stock is entitled to one vote on each matter submitted to a vote at the meeting.

In the election of directors, you may vote "FOR" all or some of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees.   You may not cumulate your votes.  Thus, a shareholder is not entitled to cumulate his votes and cast them all for any single nominee or to spread his votes, so cumulated, among more than one nominee.  The election of each nominee as a director requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the election of directors and represented in person or by proxy at the meeting.

With respect to each other item of business, you may vote "FOR," "AGAINST" or "ABSTAIN."  For all matters to be brought before the meeting, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote and represented in person or by proxy at the meeting will decide the question.  Therefore, if you "ABSTAIN" with respect to any matter, the abstention has the same effect as a vote "AGAINST."  For this purpose, shares held by a broker, trustee or nominee who does not have discretionary authority to vote on a particular matter and who has not received voting instructions from the beneficial owner will not be deemed to be present or represented for the purpose of determining whether shareholders have approved that matter, but are counted as present for the purpose of determining the existence of a quorum.  If a proxy states how the shares are to be voted in the absence of instructions by the shareholder, such shares will be deemed to be represented at the meeting.

17.          What happens if additional matters are presented at the meeting?
Other than the three items of business specifically described in this Proxy Statement, we are not aware of any other matter to be acted upon at the meeting.  If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.  If for any reason one or more of our director nominees becomes unable to serve or for good cause will not serve, the persons named as proxy holders may vote your proxy for such other candidate or candidates as may be nominated.

18.          Who will serve as inspector of elections?
The inspector of elections will be a representative from Broadridge Financial Solutions, Inc.

19.          Who will bear the cost of soliciting votes for the meeting?
The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.  If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet charges you may incur.  If you choose to vote by telephone, you are responsible for telephone charges you may incur.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities other than reimbursement of reasonable out-of-pocket expenses directly related to such solicitation.  Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses of such solicitation.

20.           Where can I find voting results from the Annual Meeting?
We intend to publish the final voting results from the Annual Meeting in a Form 8-K filed with the Securities and Exchange Commission ("SEC") within four business days after the conclusion of the Annual Meeting.

Stock Ownership Information

21.          What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Company shareholders may hold their shares directly in their own names or in "street name" through a broker or other nominee.  As summarized below, there are several distinctions between shares held of record and those owned beneficially.

Shareholder of Record
If your shares are registered directly in your name with the Company's transfer agent, Securities Transfer Corporation, you are the shareholder of record of such shares.  As the shareholder of record, you have the right to vote in person at the meeting or to grant your proxy directly to the Company or to a third party.  There is a proxy card enclosed with these materials for your use.

Beneficial Owner
If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of such shares held in "street name," and these proxy materials are being forwarded to you together with a voting instruction card on behalf of your broker, trustee or nominee.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote your shares.   You are also invited to attend the meeting.  Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares.  Since a beneficial owner is not a shareholder of record, you may not vote these shares in person at the meeting unless you obtain a proxy from the broker, trustee or nominee holding your shares giving you the right to vote the shares.

22.          What happens if I have questions for the Company's transfer agent?
You may contact the Company's transfer agent at the telephone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your shares.
Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, TX 75034
(469) 633-0101

Annual Meeting Information

23.          How can I attend the meeting?
You are entitled to attend the Annual Meeting if you were a Company shareholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting.  You should be prepared to offer proof of identification for admittance.  If you are a shareholder of record or hold your shares through the Pizza Inn, Inc. 401(k) Plan, your ownership as of the Record Date may be verified prior to you being admitted to the meeting.  If you are not a shareholder of record but hold your shares through a broker, trustee or nominee, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to September 23, 2016, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership.  The Company may refuse admission to the Annual Meeting to anyone who does not provide proper identification upon request.

24.          How many shares must be present?
A majority of the issued and outstanding shares entitled to vote at the meeting must be represented in person or by proxy to satisfy the quorum requirements for holding the meeting and transacting business.  Proxies submitted by brokers who do not vote ("broker non-votes") because they do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers are counted as present for the purpose of determining the existence of a quorum, but not for any other purpose.

Shareholder Proposals and Director Recommendations

25.	What is the deadline to propose actions for consideration at next year's Annual Meeting of Shareholders?
If a shareholder wishes to submit a proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2017 Annual Meeting of Shareholders, the proposal must be received in proper form at the Company's principal executive offices on or before June 6, 2017 in order to have the proposal included in the proxy materials of the Company for such meeting.  If a shareholder wishes to submit a proposal at the 2017 Annual Meeting of Shareholders outside the processes of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (as amended, the "Exchange Act"), the shareholder must notify the Company in writing of such proposal on or before August 20, 2017 in order to have that proposal considered at such meeting.

To be in proper form, a shareholder's notice must include information concerning the proposal.  A shareholder who wishes to submit a proposal is encouraged to seek independent counsel with regard to the SEC requirements.  The Company may exclude any proposal that does not meet the SEC's requirements for submitting a proposal, and reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Notices of intention to submit proposals for or at the Company's 2017 Annual Meeting of Shareholders should be addressed to:
Corporate Secretary
RAVE Restaurant Group, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax (469) 384-5061
E-mail:   corporate_secretary@raverg.com

26.          How may I recommend individuals to serve as directors?
You may propose director candidates for consideration by the Board's Nominating and Governance Committee.  Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth above.  For additional information, see "Corporate Governance Principles and Board Matters – Shareholder Recommendations and Nominations" below.

PROPOSALS TO BE VOTED ON
PROPOSAL ONE:
ELECTION OF DIRECTORS

Pursuant to the Company's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, the Board has determined that the board of directors be comprised of six directors, each of whom serves a one-year term and is subject to annual election.  The Board has nominated six incumbent directors for re-election at the Annual Meeting.  If elected, each director nominee will hold office until the next Annual Meeting or until his successor has been elected and qualified.  Each nominee has expressed his intention to serve the entire term for which election is sought.  The Board believes that all the nominees will be available to serve as directors.  If any director nominee becomes unable to serve or for good cause will not serve, the Board may recommend a substitute nominee or leave a vacancy and fill the vacancy later.  The shares represented by all valid proxies may be voted for the election of a substitute nominee if one is nominated.

The Board of Directors recommends a vote "FOR" each of the nominee directors.

The following is biographical information for the nominee directors.

Mark E. Schwarz, 55, became a director and Chairman of the Board of the Company in 2004.  Mr. Schwarz is the Chairman, Chief Executive Officer and Portfolio Manager of Newcastle Capital Management, L.P., a private investment management firm he founded in 1993.  Newcastle Capital Management, L.P. is the general partner of Newcastle Partners, L.P., which is the largest shareholder of the Company.  (See, "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers.")  Mr. Schwarz is Chairman of the boards of directors of Hallmark Financial Services, Inc., a specialty property and casualty insurance company, and Wilhelmina International, Inc., a model management and talent representation company.  Within the past five years, he has also served as a director of SL Industries, Inc., a developer of power systems used in a variety of aerospace, computer, datacom, industrial, medical, telecom, transportation and utility equipment applications.  The Board believes that Mr. Schwarz should serve as a director of the Company due to his extensive business and investment expertise, broad director experience and significant direct and indirect shareholdings in the Company.

Clinton J. Coleman, 39, became a director of the Company in 2007, was named its Interim Chief Executive Officer in July, 2016, and previously served as its Interim Chief Executive Officer from June, 2012 until November, 2012.  Mr. Coleman is a Managing Director of Newcastle Capital Management, L.P., a private investment firm that is the general partner of Newcastle Partners, L.P., which is the largest shareholder of the Company.  (See, "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers.")  Mr. Coleman has also served as the Chief Executive Officer of Bell Industries, Inc., a company primarily providing information technology services, since 2007.  Mr. Coleman served as Interim Chief Financial Officer of the Company between July, 2006 and January, 2007.  Prior to joining Newcastle, Mr. Coleman served as a portfolio analyst with Lockhart Capital Management, L.P., an investment partnership, from 2003 to 2005. From 2002 to 2003, he served as an associate with Hunt Investment Group, L.P., a private investment group. Previously, Mr. Coleman was an associate director with the Mergers & Acquisitions Group of UBS.  Mr. Coleman presently serves as a director of Wilhelmina International, Inc.  The Board believes that Mr. Coleman should serve as a director of the Company due to his experience in investment management and the management of publicly traded and privately held companies engaged in a wide range of industries.

William C. Hammett, Jr., 70, became a director of the Company in 2007.  Mr. Hammett is retired.  From 2008 to 2014, he served as the Chief Executive Officer of iH3, LLC, an integrated wellness and fitness company working with physicians and hospitals targeting chronic illnesses.  He was the Chief Financial Officer and Executive Vice President of Pegasus Solutions, Inc., a global provider of reservations-related services and technology in the hospitality industry, from 2006 through 2008.  Mr. Hammett was the Chief Financial Officer and Senior Vice President for Dave & Buster's, Inc., an operator of restaurant/entertainment complexes, from 2001 through 2006.  From 1997 to 2001, Mr. Hammett was self-employed in the restaurant industry.    From 1992 to 1997, Mr. Hammett was the Chief Financial Officer/Senior Vice President Accounting & Administration for La Quinta Inns, Inc., a national hotel chain.  Previously, he was employed by the accounting firm of PriceWaterhouseCoopers.  The Board believes that Mr. Hammett should serve as a director of the Company due to his financial and management background and his experience in the restaurant, entertainment and hospitality industries.

Steven M. Johnson, 57, became a director of the Company in 2006.  Mr. Johnson is a Jimmy John's Gourmet Sandwiches franchisee.  From 2006 until 2012, Mr. Johnson served as the Chief Executive Officer of F&H Acquisition Corp., which owns and operates the Champps, Fox & Hound, and Bailey's restaurant concepts.  Subsequently, in December, 2013, F&H Acquisition Corp. filed a petition seeking relief under Chapter 11 of the United States Bankruptcy Code.  From 1999 to 2006, Mr. Johnson served as Chief Executive Officer of Fox & Hound Restaurant Group.  From 1992 until 1998, Mr. Johnson was Chief Operating Officer for Coulter Enterprises, Inc., a Pizza Hut franchisee operating 100 Pizza Hut restaurants.  From 1985 through 1991, he was Controller for Fugate Enterprises, Inc., a Pizza Hut, Taco Bell and Blockbuster Video franchisee.  Previously, he was employed by the accounting firm of Ernst & Young.   Mr. Johnson is a certified public accountant and presently serves as a director of Good Times Restaurants, Inc., an owner and franchisor of hamburger-oriented restaurants.  The Board believes that Mr. Johnson should serve as a director of the Company due to his financial and management background and his experience in the restaurant and franchising industries.

Robert B. Page, 57, became a director of the Company in 2004.  Since 2011, Mr. Page has been an independent restaurant consultant.  Mr. Page served as the Chief Executive Officer of Backyard Burgers, Inc. from 2008 to 2011.  He served as the Acting Chief Executive Officer of the Company from January, 2005 through March, 2005.  He is also a former franchisee of Shoney's, Inc., a family dining restaurant chain.  From 2000 until 2002, Mr. Page was Chief Operations Officer of Gordon Biersch Brewery Restaurant Inc., a group of casual dining restaurants.  From 1993 through 2000, he worked for Romacorp, Inc., which owned the Tony Roma's chain of casual dining restaurants, where he was Chief Executive Officer and a board member from 1998 through 2000, and President and Chief Operations Officer from 1993 through 1998. The Board believes that Mr. Page should serve as a director of the Company due to his management experience and his expertise in the restaurant industry.

Ramon D. Phillips, 83, became a director of the Company in 2004.  He was previously a director of the Company from 1980 through 1989, and again from 1990 through 2002.  Mr. Phillips is retired.  He is the former Chairman of the Board, President, and Chief Executive Officer of Hallmark Financial Services, Inc., a property and casualty insurance holding company.  He served as Chairman, President, and Chief Executive Officer of Hallmark from 1989 through 2000, and continued as Chairman and Chief Executive Officer through 2001.  Prior to Hallmark, Mr. Phillips had twenty years of experience in the franchise restaurant industry, serving as Chief Financial Officer of the Company from 1974 to 1989 and as Controller for Kentucky Fried Chicken, Inc. from 1969 to 1974.  The Board believes that Mr. Phillips should serve as a director of the Company due to his executive and board experience, his expertise in the franchise restaurant industry and his significant background with the Company.

There are no family relationships among any of our directors or executive officers.  Company stock ownership for each director nominee is shown under the heading "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers" and is based upon information furnished by the respective individuals.

PROPOSAL TWO:
ADVISORY VOTE ON RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

Section 14A of the Exchange Act and Rule 14a-21 promulgated by the SEC thereunder require the Company to (i) at least once every three years, present to the shareholders a non-binding, advisory vote on a resolution approving the compensation of certain executive officers, and (ii) at least once every six years, present to the shareholders a non-binding, advisory vote on the frequency of future resolutions to approve executive compensation.  In accordance with the majority vote at the Company's 2013 Annual Meeting of Shareholders, the Board has determined to provide the shareholders an opportunity to approve executive compensation every year.  Accordingly, at the 2016 Annual Meeting the Board will submit to the shareholders for a non-binding, advisory vote the following resolution (the "Say-On-Pay Resolution"):

"RESOLVED, that the shareholders hereby approve the compensation paid to the Company's named executive officers as disclosed pursuant to Item 402 of Regulation S-K under the heading 'EXECUTIVE COMPENSATION' in the Company's 2016 Proxy Statement, including the compensation tables and narrative discussion."

The advisory vote on the Say-On-Pay Resolution is intended to address the overall compensation of the Company's named executive officers rather than any specific element or amount of compensation.  This advisory vote on the Say-On-Pay Resolution is not binding on the Board or the Company.  However, the Compensation Committee will take into account the results of the advisory vote on the Say-On-Pay Resolution when considering future executive compensation arrangements.

The Board recommends a vote FOR approval of the Say-On-Pay Resolution.

PROPOSAL THREE:
RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Audit Committee has selected Montgomery Coscia Greilich LLP, independent registered public accounting firm ("MCG"), as the independent auditors of the Company for fiscal year 2017.  As a matter of good corporate governance, the Audit Committee has determined to submit its selection to shareholders for ratification.  Shareholder ratification of the appointment is not required by our Bylaws or by any other applicable law.  In the event our selection of auditors is not ratified by a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting, the Audit Committee will reconsider whether or not to retain MCG.  Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

A representative of MCG is expected to be present at the Annual Meeting, to be available to respond to appropriate questions and to have an opportunity to make a statement.

The Board of Directors recommends a vote "FOR" the ratification of the selection of Montgomery Coscia Greilich LLP as the Company's independent registered public accounting firm for fiscal year 2017.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

The Company is committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our shareholders well and maintaining the Company's integrity in the marketplace.  The Company has adopted a Code of Business Conduct that applies to all Company employees and directors and a Financial Code of Conduct for financial managers.  These codes work in conjunction with the Company's Amended and Restated Articles of Incorporation, Amended and Restated Bylaws and various Board committee charters, and together form the framework for governance of the Company.  These documents are available at the Company's website at www.raverg.com.  We will post on this website any amendments to the Code of Business Conduct or waivers of the Code of Business Conduct for directors or executive officers.

The business of the Company is managed under the direction of the Board.  Each director is expected to make reasonable efforts to attend board meetings, meetings of committees of which such director is a member and the annual meeting of shareholders.  The Board intends to comply with the corporate governance requirements of the SEC and Nasdaq in order to assure that the Board will have the necessary practices in place to review and evaluate the Company's business operations as needed and to make decisions that are independent of the Company's management.

Board Independence and Independence Standards
Each of the Company's current directors qualifies as "independent" in accordance with published Nasdaq listing requirements except for Clinton J. Coleman, who is currently serving as Interim Chief Executive Officer.  An independent director must not have any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The Board considers all relevant facts and circumstances in assessing each director's relationship with the Company.  Independent directors meet at least twice annually apart from management representatives.

Board Structure and Committee Composition
The Board has four standing committees: (1) Executive Committee, (2) Audit Committee, (3) Compensation Committee, and (4) Nominating and Governance Committee.  Current copies of the charters for the Audit Committee, Compensation Committee and Nominating and Governance Committee are available on the Company's website at www.raverg.com.  Below is a description of the primary functions performed by each committee.  Each committee has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.  The Board has determined that each current member of each committee meets the applicable laws and regulations regarding "independence" and that each member is free of any relationship that would interfere with his individual exercise of independent judgment.

Executive Committee.  The Executive Committee considers issues as directed by the Chairman of the Board.  It also may exercise the authority of the Board between Board meetings, except to the extent that the Board has delegated authority to another committee or to other persons, and except as otherwise limited by Missouri law.

Audit Committee.  The responsibilities of the Audit Committee include reviewing: (a) the financial reports and other financial information provided by the Company to any governmental body or the public; (b) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (c) the Company's auditing, accounting and financial reporting processes generally; and (d) the terms of transactions between the Company and related parties. The Audit Committee also performs such other functions as the Board may from time to time assign to the committee.  In performing its duties, the Audit Committee seeks to maintain an effective working relationship with the Board, the independent accountants and management of the Company.  The specific duties and functions of the Audit Committee are set forth in the Audit Committee Charter.  This charter is reviewed annually and updated as necessary to reflect changes in regulatory requirements, authoritative guidelines and evolving practices.

The report of the Audit Committee is included in this Proxy Statement.

Compensation Committee.  The primary responsibilities of the Compensation Committee are: (a) to review and recommend to the Board the compensation of the Chief Executive Officer and other officers of the Company; (b) to review executive bonus plan allocations; (c) to oversee and advise the Board on the adoption of policies that govern the Company's compensation programs; (d) to oversee the Company's administration of its equity-based compensation and other benefit plans; and (e) to approve awards to officers and employees of the Company under its 2015 Long Term Incentive Plan.  The Board determines whether the Compensation Committee will take action as a committee or will make recommendations to the Board.  In fiscal 2016, the Compensation Committee determined the compensation of the Company's executive officers and delegated to the Company's President and Chief Executive Officer the authority to determine the compensation of other employees within parameters established by the Compensation Committee.  It is the Company's practice to have the Chief Executive Officer make recommendations to the Compensation Committee with regard to compensation for its other executive officers. The specific duties and functions of the Compensation Committee are set forth in its charter.

Nominating and Governance Committee.  The primary responsibilities of the Nominating and Governance Committee are: (a) to recommend the slate of director nominees for election to the Board; (b) to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings; and (c) to review, evaluate and recommend changes to the Company's corporate governance practices.  The Nominating and Governance Committee's role includes periodic review of the compensation paid to non-employee directors for annual retainers and meeting fees and making recommendations to the Board for any adjustments.  The specific responsibilities and functions of the Nominating and Governance Committee are set forth in its charter.

Review and Evaluation of Director Qualifications
From time to time, the Nominating and Governance Committee reviews the Board to assess the skills and characteristics required of Board members in the context of the current composition of the Board.  This assessment involves numerous facets, including: diversity of background, business experience and other factors; understanding of and achievements in the restaurant industry; board service; business, finance, and marketing expertise; and community involvement.  These factors, and any other qualifications considered useful by the Nominating and Governance Committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point.  As a result, the priorities and emphasis of the Nominating and Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective Board members.  Therefore, while focused on the achievement and the ability of potential candidates to make a positive contribution with respect to such factors, the Nominating and Governance Committee has not established specific minimum criteria or qualifications that a nominee must possess.

Identifying and Evaluating Candidates for Director
When Board vacancies are anticipated or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director.  The process followed by the Nominating and Corporate Governance Committee to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board.  In general, candidates for nomination to the Board are suggested by Board members or by employees, and may come from professional search firms or shareholders.  In fiscal 2016, the Company did not employ a search firm or pay fees to third parties in connection with seeking or evaluating Board nominee candidates.  Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders on a timely basis, the Nominating and Corporate Governance Committee will evaluate director candidates recommended by shareholders by following substantially the same process, and applying substantially the same criteria, as it follows for director candidates submitted by Board members.

Criteria and Diversity
 In considering whether to recommend any candidate for inclusion in the Board's slate of recommended director nominees, including candidates recommended by shareholders, the Nominating and Corporate Governance Committee will apply criteria including finding candidates who bring the background, knowledge, experience, skill sets, and expertise that would strengthen and increase the diversity of the Board. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.  The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.  Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Shareholder Recommendations and Nominations
The policy of the Nominating and Governance Committee is to consider properly submitted shareholder recommendations of candidates for membership on the Board, as described above under "Identifying and Evaluating Candidates for Director." Any shareholder recommendations proposed for consideration by the Nominating and Governance Committee should include the candidate's name and qualifications for Board membership and should be addressed to:

Corporate Secretary
RAVE Restaurant Group, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax: (469) 384-5061
E-mail:  corporate_secretary@raverg.com

Shareholders may nominate directors for consideration at an annual shareholders meeting and solicit proxies in favor of such nominees.  The Nominating and Governance Committee evaluates candidates proposed by shareholders using the same criteria as for other candidates.  The Company has not received any shareholder nominations for director for the 2016 Annual Meeting of Shareholders.

Board and Committee Meetings
The Board met four times during the 2016 fiscal year.  The Company encourages all directors to attend each Annual Meeting of the shareholders, but has no formal policy requiring attendance.  All current directors attended the prior year's annual shareholders meeting and 75% or more of the Board meetings and meetings of the committees on which they served.  Below is a table that provides current membership and fiscal year 2016 meeting information for each of the Board committees:

Name	Executive	Audit	Compensation	Nominating & Governance
Mark E. Schwarz	X*		X	X
Clinton J. Coleman
William C. Hammett, Jr.		X		X
Steven M. Johnson			X
Robert B. Page	X	X
Ramon D. Phillips	X	X	X
Number of Meetings in Fiscal 2016	0	4	2	1
*	Committee chairman.

Leadership Structure
We separate the roles of Chief Executive Officer and Chairman of the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company, providing day to day leadership and achieving the performance goals of the Company.  The Chairman of the Board leads the activities of the Board in providing oversight to management, provides guidance to the Chief Executive Officer and serves as a liaison between management and the Board.  The Board believes that separating the roles of the Chairman and Chief Executive Officer enhances the ability of the Board to objectively evaluate the management and operations of the Company for the benefit of shareholders.

 Risk Oversight
The Board has an active role, as a whole and at the committee level, in overseeing management of the Company's risks. The Board regularly reviews information regarding the Company's credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest.  Through committee reports, the entire Board is regularly informed regarding the nature and management of the risks overseen by each of its committees.

Communications from Shareholders to the Board
The Board recommends that shareholders initiate any communications with the Board in writing in care of:

Corporate Secretary
RAVE Restaurant Group, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax: (469) 384-5061
E-mail:  corporate_secretary@raverg.com

This centralized process assists the Board in reviewing and responding appropriately to shareholder communications.  The names of specific intended Board members should be noted in the communication.  The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipients.  However, the Board has also instructed the Corporate Secretary to review such correspondence prior to forwarding and in his discretion not to forward items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration.  In such cases, the correspondence may be forwarded elsewhere in the Company for review and possible response.

Director Compensation
The Chairman of the Board receives an annual retainer of $23,000 and the other non-employee directors receive an annual retainer of $17,000.  Each non-employee director additionally receives a fee of $1,000 for each Board meeting attended and a fee of $250 for each Committee meeting attended. Directors are also reimbursed for their reasonable expenses in connection with attending Board and committee meetings.

In addition to an annual retainer and meeting fees, each non-employee director is eligible to receive awards under the 2015 Long Term Incentive Plan.  Pursuant to the 2015 Long Term Incentive Plan, the Compensation Committee and full Board have authorized eligible directors to automatically be granted, as of the first day of the Company's fiscal year, an option to purchase two shares of the Common Stock for each share purchased by such non-employee director during the preceding fiscal year of the Company (excluding shares purchased upon the exercise of previously granted options), up to a maximum grant of options to purchase 40,000 shares of the Common Stock..   Stock options granted under the 2015 Long Term Incentive Plan have an exercise price equal to the market price of the Common Stock on the date of grant, are first exercisable one year after grant and expire to the extent unexercised after ten years.

The following table summarizes compensation earned by each person who served as a non-employee director during fiscal 2016.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Mark E. Schwarz (2)	27,000	--	27,000
Clinton J. Coleman (2)	21,750	43,751	65,501
William C. Hammett, Jr. (2)	22,250	--	22,250
Steven M. Johnson (2)	21,500	--	21,500
Robert B. Page (2)	22,000	--	22,000
Ramon D. Phillips (2)	22,500	--	22,500

(1)
Reflects the fair value of each stock option estimated on the date of grant using the Black-Scholes option pricing model.  Assumptions used in calculating this amount are included in Note H to the Company's Annual Report on Form 10-K for the fiscal year ended June 26, 2016.

(2)
In fiscal 2016, stock options to purchase 24,286 shares were granted to Mr. Coleman which fully vested one year from the date of grant.  As of June 26, 2016, Messrs. Johnson, Page and Phillips held no unexercised stock options and Messrs. Schwarz, Coleman and Hammett held unexercised stock options for 95,000, 213,256 and 19,800 shares, respectively.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding the Company's current executive officers:

Name	Age	Position	Executive Officer Since
Clinton J. Coleman	39	Interim Chief Executive Officer	2016
Timothy E. Mullany	41	Chief Financial Officer	2014

Clinton J. Coleman was appointed in July, 2016 to serve as Interim Chief Executive Officer of the Company pending the selection of a permanent Chief Executive Officer.  Information concerning the business experience of Mr. Coleman is provided under "Proposal One: Election of Directors."

Timothy E. Mullany was appointed Chief Financial Officer of the Company in April, 2014.  Mr. Mullany had since 2011 served as the Chief Financial Officer of Restaurants Unlimited, Inc., a food service company owning and operating over 20 brands.  From 2009 to 2011, he simultaneously served as Chief Financial Officer of Smashburger Master LLC and Consumer Capital Partners, which owned the Smashburger fast-casual and Quiznos quick-service restaurant concepts, respectively.  From 2007 to 2009, Mr. Mullany was the Chief Financial Officer of Global Portfolio Advisors, Ltd., a company providing an array of brokerage clearing services.  From 2004 to 2007, he served as the Chief Executive Officer of Mystic Entertainment Company, which owned and operated restaurant and entertainment venues, and briefly held the position of Chief Financial Officer for its parent company.  Previously, Mr. Mullany was a Senior Associate for Venture Capital at J.P. Morgan & Co. from 2000 to 2002, was an Investment Banking Analyst with Bank of America Merrill Lynch from 1999 to 2000, and was a Senior Associate at KPMG LLP from 1997 to 1999.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation earned during the fiscal years ending June 26, 2016 and June 28, 2015 by each person who served as an executive officer of the Company at any time during fiscal 2016 (the "Named Executive Officers"):

Name and Principal Position(s)	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)(3)	All Other Compensation ($) (4)	Total ($)
Randall E. Gier President and Chief Executive Officer (5)	2016 2015	351,677 351,230	-- --	-- --	-- 24,710	5,300 5,200	356,977 381,140
Timothy E. Mullany Chief Financial Officer	2016 2015	291,202 275,826	-- --	-- --	-- 48,444	5,300 1,128	296,502 325,398

(1)
Reflects the fair value of each restricted stock unit award estimated on the date of grant based on the probable outcome of certain performance conditions.  Restricted stock units represent the right to receive shares of common stock upon satisfaction of vesting requirements and performance conditions.  Assumptions used in calculating the grant date fair value are included in Note H to the Company's audited financial statements included in its Annual Report on Form 10-K for the fiscal year ended June 26, 2016.  Assuming that the highest level of performance conditions will be achieved, the grant date fair value of the awards would be $393,094 and $180,149 for Mr. Gier and Mr. Mullany, respectively.

(2)
Reflects the fair value of each stock option estimated on the date of grant using the Black-Scholes option pricing model.  Assumptions used in calculating the grant date fair value are included in Note H to the Company's audited financial statements included in its Annual Report on Form 10-K for the fiscal year ended June 26, 2016.

(3)
On September 25, 2014, Mr. Gier was conditionally granted options to purchase 30,000 shares of Common Stock, all of which he earned by the purchase of one-quarter that number of shares of Common Stock on or before the first anniversary of the award.  On May 5, 2014, Mr. Mullany was conditionally granted options to purchase 50,000 shares of Common Stock, all of which he earned by the purchase of one-quarter that number of shares of Common Stock on or before the first anniversary of the award.  In all cases, options granted to these executive officers vest 10%, 20%, 30% and 40% on the first, second, third and fourth anniversaries of the grant date.  (See also, "Outstanding Equity Awards at Fiscal Year-End.")

(4)	Represents the Company's matching contribution to 401(k) plan.

(5)	Mr. Gier's employment with the Company terminated on July 21, 2016.

EMPLOYMENT ARRANGEMENTS

The Company's current executive officers, Mr. Coleman and Mr. Mullany, are both at-will employees.   Mr. Coleman does not receive any fixed compensation from the Company for his services as Interim Chief Executive Officer.  However, the board of directors may award him a discretionary bonus at the conclusion of his tenure.  Mr. Coleman is an employee of NCM Services, Inc. ("NCMS"), which has an Advisory Services Agreement with the Company.  (See, "Related Party Transactions.")  Mr. Mullany is employed as Chief Financial Officer pursuant to an employment letter specifying his initial base pay and stock options, eligibility for annual discretionary bonuses, eligibility to participate under the Company's equity compensation plans and right to other benefits generally available to the Company's employees.  Neither of the current executive officers is covered under a general severance plan and any severance benefits payable to either of them would be determined by the Compensation Committee in its discretion.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding outstanding equity awards at June 26, 2016, for all the Named Executive Officers of the Company.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Award Date (2)	Number of Unearned Shares Underlying Restricted Stock Units That Have Not Vested (#) (3)	Market Value of Unearned Shares Underlying Restricted Stock Units That Have Not Vested ($) (3) (4)
Randall E. Gier (5)	210,000 4,500 3,000	140,000 10,500 27,000	2.56 8.16 8.05	11/08/2022 11/06/2023 09/25/2024	01/28/2016	21,875	86,406
Timothy E. Mullany	30,000	70,000	6.03	05/05/2024	01/28/2016	10,250	40,488

(1)	Options vest 10%, 20%, 30% and 40% on the first, second, third and fourth anniversaries of the grant date, respectively.

(2)	Restricted stock units vest October 15, 2018.

(3)	Based on achieving the minimum performance conditions.

(4)	Based on the closing market price of the Company's common stock of $3.95 on June 26, 2016.

(5)	Mr. Gier's employment with the Company terminated on July 21, 2016.

INDEPENDENT AUDITORS

The Audit Committee has selected Montgomery Coscia Greilich LLP, as the independent auditors of the Company for fiscal year 2017.  MCG has audited the Company's financial statements for the fiscal years ended June 26, 2016 and June 28, 2015.  A representative of MCG is expected to be present at the Annual Meeting, to be available to respond to appropriate questions and to have an opportunity to make a statement.

The following table shows the fees the Company paid or accrued for audit and other services provided by MCG for fiscal years 2015 and 2014.

	2016	2015
Audit Fees	$106,997	$111,800
Audit-Related Fees	--	--
Tax Fees	$52,300	$51,067
All Other Fees	--	--
Total	$159,297	$162,867

Audit Fees.  This category represents aggregate fees billed by MCG for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended June 26, 2016 and June 28, 2015, and the reviews of the financial statements included in the Company's Forms 10-Q for those fiscal years.

Tax Fees.  These fees consist of amounts billed by MCG for work related to tax return preparation and related services.

Pre-Approval of Services of the Independent Auditor
The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent auditors.  Audit Committee policy requires all services provided by MCG to be pre-approved by the Audit Committee.  Pre-approval applies to audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full Audit Committee for up to a year, and relates to a particular defined task or scope of work and is subject to a specific budget.  In other cases, the Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee.  In fiscal 2016, all audit and non-audit services performed by MCG were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls.  The Audit Committee is currently composed of three directors and acts under a written charter approved and adopted by the Board.  The Audit Committee reviews its charter on an annual basis.  Each of the members is independent as defined by all Nasdaq and SEC requirements.  The Board annually reviews the relevant definitions of independence for audit committee members and makes an annual determination of the independence of Audit Committee members.

The Board of Directors has determined that at least one member of the Audit Committee, Mr. Phillips, is an "audit committee financial expert," as defined by SEC rules and regulations.  This designation does not impose upon Mr. Phillips any duty, obligation or liability that is greater than is generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert does not affect the duty, obligation or liability of any other member of the Audit Committee or the Board.  For an overview of Mr. Phillips' relevant experience, see "Election of Directors" above.

The Audit Committee reviewed and discussed with management the Company's audited financial statements for the fiscal year ended June 26, 2016.  It also discussed with MCG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the "PCAOB").  In addition, the Audit Committee has received the written disclosures and the letter from MCG required by applicable requirements of the PCAOB regarding MCG's communications with the Audit Committee concerning independence and the Audit Committee discussed with MCG that firm's independence.

The Audit Committee is responsible for recommending to the Board that the Company's financial statements be included in the Company's annual report.  Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations.  The Company's independent auditor, MCG, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements to generally accepted accounting principles.

Based on the discussions with MCG concerning the audit, the financial statement review, and other such matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended June 26, 2016 be included in the Company's 2016 Annual Report on Form 10-K for filing with the SEC.

 Submitted to the Board by the undersigned members of the Audit Committee.

Audit Committee William C. Hammett, Jr., Chairman Robert B. Page Ramon D. Phillips

 The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report therein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information as of the Record Date concerning beneficial ownership of the Common Stock of the Company by:
•  Any person or group known to beneficially own more than 5% of the Company's Common Stock;
•  Each current director and the Named Executive Officers of the Company; and
 • All current directors and executive officers as a group.

The information provided in the table is based on the Company's records, information filed with the SEC and other information provided to the Company.  The number of shares beneficially owned by each person or group is determined under SEC rules, and the information is not necessarily indicative of ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the person or group has sole or shared voting or investment power and any shares that the person or group has the right to acquire within 60 days after the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, (a) all persons have sole voting and investment power (or share such powers with their spouse) with respect to the shares shown as beneficially owned by them, (b) the mailing address for all persons is the same as that of the Company, and (c) the directors and Named Executive Officers have not pledged as security any of the shares beneficially owned by them.

Beneficial Owner	No. of Shares Beneficially Owned	Percent Of Class
5% Beneficial Owners:
Newcastle Partners, L.P. (1)	1,729,773	16.7
Newcastle Partners, L.P. (2)(3) Newcastle Capital Management, L.P. (2)(3) Newcastle Capital Group, L.L.C. (2)(3) NCM Services, Inc. (2)(3) Schwarz 2012 Family Trust (2)(3) Hallmark Financial Services, Inc. (2)(3) American Hallmark Insurance Company of Texas (2)(3) Hallmark Insurance Company (2)(3) Hallmark Specialty Insurance Company (2)(3) Mark E. Schwarz (2)(3) Clinton J. Coleman (2)(3)	3,276,027	30.7
Directors and Named Executive Officers:
Mark E. Schwarz (2)(3)	3,276,027	30.7
Clinton J. Coleman (2)(3)	3,276,027	30.7
William C. Hammett, Jr. (4)	34,800	*
Steven M. Johnson	--	--
Robert B. Page	--	--
Ramon D. Phillips (5)	16,923	*
Randall E. Gier (6)	367,500	3.4
Timothy E. Mullany (4)	54,100	*
All directors and current executive officers (3)(4)(5)	3,381,850	32.4
*Represents less than 1.0%.

(1)	The general partner of Newcastle Partners, L.P. ("NP") is Newcastle Capital Management, L.P. ("NCM"), the general partner of NCM is Newcastle Capital Group, L.L.C. ("NCG"), the sole member of NCG is NCM Services, Inc. ("NCMS"), the sole shareholder of NCMS is the Schwarz 2012 Family Trust ("Schwarz Trust") and the sole trustee of the Schwarz Trust is Mark E. Schwarz. Accordingly, each of NCM, NCG, NCMS, the Schwarz Trust and Mr. Schwarz may be deemed to beneficially own the shares of Common Stock directly owned by NP.

(2)	NP, NCM, NCG, NCMS, the Schwarz Trust, Mr. Schwarz, Mr. Coleman, Hallmark Financial Services, Inc. ("HFS"), American Hallmark Insurance Company of Texas ("AHIC"), Hallmark Insurance Company ("HIC") and Hallmark Specialty Insurance Company ("HSIC") may be considered a "group" for purposes of Section 13(d)(3) of the Exchange Act. Accordingly, each member of such group may be deemed to share voting and investment power over and beneficially own all shares of the Common Stock owned by all other members of the group. The address for NP, NCM, NCG, NCMS, the Schwarz Trust, Mr. Schwarz and Mr. Coleman is 200 Crescent Court, Suite 1400, Dallas, Texas 75201. The address for HFS, AHIC, HIC and HSIC is 777 Main Street, Suite 1000, Fort Worth, Texas 76102.

(3)	Includes (a) 1,729,773 shares directly owned by NP, (b) 782,395 shares directly owned by AHIC, (c) 124,117 shares directly owned by HIC, (d) 124,117 shares directly owned by HSIC, (e) 100,691 shares directly owned by Mr. Schwarz and 95,000 shares which may be acquired by Mr. Schwarz pursuant to currently exercisable options, and (f) 106,678 shares directly owned by Mr. Coleman and 213,256 shares which may be acquired by Mr. Coleman pursuant to currently exercisable options.

(4)	Includes the following shares which may be acquired pursuant to options exercisable currently or within 60 days of the Record Date: (a) for Mr. Hammett, 19,800 shares; and (b) for Mr. Mullany, 30,000 shares.

(5)	Includes 5,333 shares over which Mr. Phillips shares voting and dispositive power by virtue of his position as a director and officer of the corporation holding such shares.

(6)	Mr. Gier's employment with the Company terminated on July 21, 2016.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's executive officers, directors and beneficial owners of more than 10% of the Common Stock to report their ownership of and transactions in the Common Stock to the SEC and to furnish the Company with copies of such reports.  The Company believes that, during the preceding fiscal year, all of the Company's executive officers, directors and beneficial owners of more than 10% of Common Stock timely filed all reports required by Section 16(a) of the Act.  In making these statements, the Company has relied upon examination of copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company and the representations of its directors, executive officers and 10% shareholders.

RELATED PARTY TRANSACTIONS

On February 20, 2014, the Company entered into an Advisory Services Agreement (the "ASA") with NCMS pursuant to which NCMS provides certain advisory and consulting services to the Company.  NCMS is indirectly owned and controlled by Mark E. Schwarz, the Chairman of the Company.  The Interim Chief Executive Officer and director of the Company, Mr. Coleman, is also an employee of NCMS. The term of the ASA commenced December 30, 2013, and will continue quarterly until terminated by either party.  Pursuant to the ASA, NCMS is to be paid an initial fee of $150,000, quarterly fees of $50,000 and an additional fee of up to $50,000 per quarter not to exceed an aggregate of $100,000 in additional fees.  The quarterly and additional fees are waived if the Company is not in compliance with all financial covenants under its primary credit facility or to the extent that payment of those fees would result in non-compliance with such financial covenants.  During fiscal 2016, the Company accrued $200,004 in fees due under the ASA.

MISCELLANEOUS

A copy of our 2016 Annual Report, which includes our Form 10-K for the fiscal year ended June 26, 2016, is enclosed.  Shareholders may request another free copy of our 2016 Annual Report from:
RAVE Restaurant Group, Inc.
Attn: Investor Relations
3551 Plano Parkway
The Colony, TX 75056
(800) 880-9955
Current and prospective investors may also access the 2016 Annual Report on the Investor Relations page of our web site at www.raverg.com.  We will also furnish any exhibit to the 2016 Form 10-K as specifically requested.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR ANNEXED HERETO TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 4, 2016. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY OTHER DATE.